Exhibit 99.2

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[LOGO]

Investor
Presentation
[GRAPHIC]
(AMEX: IED)
May 3, 2005

Financial freedom

[LOGO]

Safe Harbor Statement

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe”, “intend,” “expect”, “may”, “could”, “would”, “will”, “should”, “plan”, “project”, “contemplate”, “anticipate”, or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties.  The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete.  However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, restatement of prior period financial statements as reflected herein, the ability to successfully integrate acquired and potential additional operating companies; demand for the Company’s products and services; the Company’s ability to compete effectively and adjust to rapidly changing market dynamics; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the SEC filings of INVESTools Inc.  The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities.  INVESTools is not an investment adviser or otherwise a provider investment advice or investment recommendations.

Investor Overview

Industry:	Investor Education Services

Founded:	1983

Q1 2005 GAAP Revenue:	$30.6 million

Q1 2005 Transaction Volume:	$41.9 million

No. of Employees:	488

Cash, Marketable Securities & Restricted Cash:	$20.4 million

Debt:	$0

Market Capitalization:	$232.1 million

Enterprise Value / Trailing GAAP Revenue:	2.0x

Enterprise Value / Trailing Transaction Volume:	1.5x

Market Capitalization (As of 4/27/05):	$196.1 million

• Data, unless noted otherwise, is as of March 31, 2005

• Transaction volume = revenue + deferred revenue

• Enterprise value = market capitalization – cash, marketable securities and restricted cash

• Trailing GAAP Revenue and Trailing Transaction Volume is based on trailing 4 quarters

Company Overview

Mission

To empower individual investors to achieve their unfulfilled financial goals anytime, anywhere by using the INVESTools Method™ live, distance or online, establishing it as the most widely recognized, adopted and endorsed approach to investor education

INVESTools Method

A unique integration of a disciplined investing process, web-based tools, personalized instruction and support, all designed to ensure alumni success

• INVESTools has more than 167,000 graduates; and

• More than 61,000 subscribers to its websites

Potential Student Market Size

[GRAPHIC]

53 million households

own equities

32 million households

do not rely on brokers for primary advice

10 million households

actively seek out investment information

INVESTools Minimum Market Opportunity - 20 Million Households

Sources:

• ICI/SIA – Equity Ownership in America, 2002

• Internal Markitecture Research, January 20-25, 2005

INVESTools Student Demographic

[GRAPHIC]

•                  78% Male 22% Female

•                  Average Household Income ~$125K

•                  42% have Incomes >$100K

•                  Average Combined Investment and Retirement  Accounts >$700K

•                  Average Age < 50 Years Old

•                  76% are College Graduates

•                  77% are Married

•                  93% Own their Own Home

• Source: Internal Markitecture Research, May 25, 2004

Diversified Distribution Channels to Gain Market Share

•	INVESTools Investor Education:		[GRAPHIC]
	•	Since inception approximately 41,400 graduates

•	Prophet.Net		[GRAPHIC]
	•	Acquired in January 2005
	•	4,400 subscribers

•	Success Magazine Investor Education (Peter Lowe):		[GRAPHIC]
	•	Launched in 1999
	•	Since inception approximately 72,100* graduates

•	BusinessWeek Investor Education:		[GRAPHIC]
	•	Launched in November 2001
	•	Since inception approximately 25,000* graduates

•	Money in Training (MIT):		[GRAPHIC]
	•	Launched in 1999
	•	Since inception approximately 21,000 graduates

•	CNBC Investor Education:		[GRAPHIC]
	•	Launched May 2002
	•	Since inception approximately 14,400 graduates

• Data as of March 31, 2005

• * 6,900 graduates included in BusinessWeek were also included in Peter Lowe graduate numbers in 2003 due to combined events.

Expanded Best of Breed Tools and Services

InvestorToolbox	[GRAPHIC]

Interprets and organizes complex financial information and critical technical indicators for investors in a very user-friendly way

[LOGO]
The Web’s premier provider of advanced charting technology; rated #1 by Barron’s since 2001 and a “Forbes’ Favorite” since 1999	[LOGO] [LOGO] [LOGO]

[LOGO]
Enables students to trade stocks and options directly through InvestorToolbox	[LOGO] [LOGO] [LOGO]

INVESTools developed its “INVESTools Currency Trader” based on RefcoFx’s technology	[LOGO]

Student Life Cycle

[GRAPHIC]

4 Weeks	2 – 8 Weeks	3 Months	Lifetime

Continuing
Education
Acquisition	Fulfillment	Retention	&
Support

Preview Event	Workshop	Renewal	Alumni
Direct Mail	Materials Shipped	Outbound Calls	Graduate Programs
Radio	Coaching	Ongoing Support	Advanced Coursework
Print	Online Learning	Database Marketing	Online Learning
Online			Database Marketing
DRTV

Impact of New Relationships and Initiatives

Acquisition	Fulfillment	Retention	Continuing
Education
&
Support

Media	New Product Development		Online

[GRAPHIC]	[GRAPHIC]	[LOGO]	[LOGO]
Direct Response TV	Product/Program Development	Acquired January 2005 • Enables advanced course development • 4,400 subscribers	• eToolbox Development

New Brokerage Services

[GRAPHIC]	[LOGO]	[LOGO]	[LOGO]
Online Advertising	• Leading online discount brokerage	• Leading online currency data & brokerage services	• eToolbox Delivery

Learning Formats

Education Designed Arount the Needs of Each Student

Learning Formats
Course Offerings	Preview Events	Workshops	Home Study	Coaching	Ongoing Support	eLearning (New in 2005)

5-Step Investing Formula	☒	☒	☒	☒	☒	☒
Basic Options		☒	☒	☒	☒	☒
Advanced Options		☒	☒	☒	☒
Advanced Technical Analysis		☒	☒	☒	☒
INVESTools Currency Trader (New in 2005)	☒	☒		☒	☒	☒
Active Investing Workshop (New in 2005)		☒		☒	☒

[GRAPHIC]

Continuing Education Programs

•                                          Prerequisite for All Continuing Education Programs Is the 5-step Investing Formula Course

•                                          Advanced Students May Purchase Components of Continuing Education Programs at Higher Prices

[GRAPHIC]

• * Depending on brand, content available to students (i.e., length of workshop or home study course, number of coaching sessions and access to certain InvestorToolbox features) may vary

Course Offerings

Curriculums for All Investor Levels – Basic to Advanced

Course Description	Workshop Kit	Coaching Kit	Product Elements

5-Step Investing Formula	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Teaches experienced and beginning investors how to search for stocks according to a step-by-step investing process

Prerequisite: None

Basic Options Strategies	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Teaches investors how to start trading options to increase profits and diversify investing strategies

Prerequisite: 5-Step Investing Formula

Course Description	Workshop Kit	Coaching Kit	Product Elements

Advanced Options Strategies	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

A multi-part course that teaches investors how to trade options using advanced strategies step-by-step

Prerequisites: 5-Step Investing Formula, Basic Options Strategies

Advanced Technical Analysis	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Teaches investors how to use technical analysis and advanced charting techniques to identify investing opportunities, minimize ambiguity and increase profit potential in any market condition

Prerequisite: 5-Step Investing Formula

Course Offerings  —  New In 2005

Curriculums for All Investor Levels – Basic to Advanced

Course Description	Workshop Kit	Coaching Kit	Product Elements

INVESTools Currency Trader™	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Provides training investors need to capitalize on currency fluctuations in the foreign exchange markets as they correspond to emerging economic trends.

Prerequisite: None

New Initiatives in 2005

•                                          Direct Response Television (DRTV)

•                                          Successfully Launched in January

•                                          Improving Acquisition Metrics

•                  Lower Cost of Acquisition

•                  Higher Sales and Conversion Rates

•                  Ability to Tap New Markets

•                                          Immediately Accretive to Earnings (No Revenue Share)

•                                          Building INVESTools Brand Awareness

•           eToolbox

•                                          Will Enhance INVESTools’ Brand and Leadership Position

•                                          Will Use the Online Community to Enhance INVESTools’ Relationship with Students

•                  Access Anytime, Anywhere with Increased eLearning Opportunities

•                                          Will Reduce Data and Student Support Costs

Most Widely Adopted Approach to Investor Education

Growing Graduate Base

[CHART]

Revenue Growth

Annual Revenue

[CHART]

Quarterly Revenue

[CHART]

• * 1Q-04 includes $0.6 million of acquired non-cash deferred revenue.

• Transaction volume = revenue + deferred revenue.

Focus on Recurring Revenue 2004

Focus Shifting to Higher Margin Business

[CHART]

Acquisition	Fulfillment	Retention

Workshops	Coaching	Home Studies
Coaching	Advanced Courses	Coaching
Initial Web Subscription	Web Subscription Renewals	Web Subscription Renewals
Alumni Events

• * Cost in acquisition sales includes $8.3 million of selling expense associated with previews and marketing

• Transaction volume = revenue + deferred revenue for the investor education business segment only

Focus on Recurring Revenue By Sales End – Quarterly

Shift to More Stable and Recurring Revenue Streams

[CHART]

Acquisition	Fulfillment	Retention

Workshops	Coaching	Home Studies
Coaching	Advanced Courses	Coaching
Initial Web Subscription	Web Subscription Renewals	Web Subscription Renewals
Alumni Events

• Transaction volume = revenue + deferred revenue for the investor education business segment only

• Acquisition sales recorded as revenue by co-marketing partners in restructured agreements

Growing Subscriber Base

Active Subscribers at Quarter End

[CHART]

Select Financial Data

($ in millions)	2002	2003	2004	Q1 2005

Transaction Volume	57.1	77.3	122.6	41.9
Increase in Deferred Revenue	3.2	7.5	25.4	11.3
GAAP Revenue	53.9	69.8	97.2	30.6

Cost of Revenue	25.4	41.2	64.2	24.8
Selling Expense	19.0	20.4	24.0	8.3

Contribution Margin	9.5	8.2	9.0	(2.5)
% Margin	18%	12%	9%	-8%

G&A Expense	14.1	13.5	20.0	6.3
Depreciation and Amortization	0.7	0.5	0.9	0.5

Operating Loss	(5.3)	(5.8)	(11.9)	(9.3)
% Margin	-10%	-8%	-12%	-30%

Net Loss before Cumulative Effect of Accounting Change	(5.2)	(7.3)	(11.7)	(9.2)

Pro Forma Adjustments:
80% of Increase in Deferred Revenue	2.6	6.0	20.3	9.0
	5%	9%	21%	30%

Pro Forma Operating Income (Loss)	(2.6)	(1.3)	8.6	(0.2)
	-5%	-2%	9%	-1%

Cash Flow and Balance Sheet Items:
Pro Forma Cash Flow from Operations (a)	0.4	3.8	17.4	3.6
Cash, Restricted Cash and Marketable Securities Balance	5.5	12.6	26.8	20.4
Deferred Revenue Balance	8.0	14.5	40.4	51.6

• (a) Excludes cash from tax refunds of $0.6 million and $3.6 million in 2002 and 2003, respectively

Revenue Breakout by Quarter

	For the Three Months Ended March 31,		% of Revenue		2005 vs. 2004
($ in thousands)	2005	2004	2005	2004	Change	%

Workshops	$4,323	$7,458	14%	32%	$(3,135)	-73%
One-on-one coaching	17,186	7,165	56%	31%	10,021	58%
Home Study	13,698	6,166	45%	27%	7,532	55%
Website subscription renewals	4,907	4,454	16%	19%	453	9%
Other revenue	1,777	695	6%	3%	1,082	61%
Total transaction volume	41,891	25,938	137%	112%	15,953	38%
Change in deferred revenue	(11,267)	(2,719)	-37%	-12%	(8,548)	76%
Total Revenue	$30,624	$23,219	100%	100%	$7,405	24%